Exhibit 99.1

AMENDMENT NO. 4 AND LIMITED WAIVER

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 12th day of June, 2009, by and among SILICON VALLEY BANK, a California corporation (“Bank”), and SUNRISE TELECOM INCORPORATED, a Delaware corporation (“Parent”), and SUNRISE TELECOM BROADBAND INC., a Georgia corporation (“Broadband”), (each individually a “Borrower” and collectively, “Borrowers”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrowers and Bank have entered into that certain Loan and Security Agreement dated as of August 13, 2007 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrowers certain advances of money.

B. Borrowers are in default under Section 6.7 (including Section 6.7(b) of the Loan Agreement due to their Tangible Net Worth for the fiscal quarters ending March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 being less than the amounts required therein) for the quarters on or prior to March 31, 2009 (the “Existing Defaults”)

C. Borrowers desire that Bank provide the limited waiver of the Existing Defaults and amend the Loan Agreement upon the terms and conditions more fully set forth herein.

D. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the limited waiver contained herein and so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. LIMITED WAIVER. Bank hereby agrees, subject to the terms of Section 5 hereof, to waive the Existing Defaults.

2. AMENDMENT TO LOAN AGREEMENT.

2.1 Section 2.1.3 (Foreign Exchange Sublimit). Section 2.1.3 of the Loan Agreement is amended and restated in its entirety with the following:

2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line, Borrowers may enter into foreign exchange contracts with Bank under which a Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to $600,000 (the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve. The obligations of Borrowers relating to this section may not exceed the Availability Amount.

2.2 Section 2.3(a) (Interest Rate). Section 2.3(a) of the Loan Agreement is amended and restated in its entirety with the following:

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus 1.00%, which interest shall be payable monthly in accordance with Section 2.3(f) below.

2.3 Section 6.2(Financial Reports, Reports, Certificates). Section 6.2 of the Loan Agreement is amended and restated in its entirety with the following:

(a) Deliver to Bank: (i) as soon as available, but no later than the earlier of (A) five (5) days after filing with the Securities Exchange Commission (“SEC”) or (B) 50 days after each fiscal quarter or 90 days after each fiscal year end, the Borrowers’ 10K, 10Q, and 8K reports; (ii) a Compliance Certificate together with delivery of the 10K and 10Q reports; (iii) within 45 days after the end of each fiscal year, annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrowers’ board of directors, together with any related business forecasts used in the preparation of such annual financial projections; (iv) a prompt report of any legal actions pending or threatened against Parent or any Subsidiary that could reasonably be expected to result in damages or costs to Parent or any Subsidiary of $1,000,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

Notwithstanding anything contained in this Section 6.2(a), Borrowers shall also deliver to Bank, not later than (1) forty-five (45) days after the end of each fiscal month, a company-prepared consolidated and consolidating balance sheet and income statement covering Parent’s and each of its Subsidiaries operations during the period certified by a Responsible Officer and in a form acceptable to Bank, and accompanied by a Compliance Certificate (but no later than 30 days after the end of each month) and (2) ninety (90) days after the end of each fiscal year, audited consolidated and consolidating balance sheet and income statement covering Parent’s and each of its Subsidiaries operations during the period certified by a Responsible Officer and in a form acceptable to Bank, and accompanied by a Compliance Certificate. If Borrowers are not current with their SEC filings, so long as Borrowers timely deliver the financial statements referenced in this paragraph, then Borrowers shall be deemed in compliance with Section 6.2(a)(i) above.

Borrowers’ 10K, 10Q, and 8K reports required to be delivered pursuant to Section 6.2(a)(i) shall be deemed to have been delivered on the date on which Borrowers post such report or provides a link thereto on Borrowers’ or another website on the Internet; provided, that Borrowers shall provide paper copies to Bank of the Compliance Certificates required by Section 6.2(a)(ii).

(b) Within 45 days after the last day of each month, Borrower will deliver to Bank a cash balance report, including account statements detailing cash management, types of investments held and maturity dates.

(c) (i) Within thirty (30) days after the last day of any month in which any Advances, or any other Credit Extensions hereunder in excess of $500,000, are outstanding, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer and a Deferred Revenue report and (ii) within forty-five (45) days after the last day of any month, deliver to Bank aged listings of accounts receivable and accounts payable.

2.4 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is amended and restated in its entirety with the following:

6.7 Financial Covenants.

(a) Liquidity Ratio. Borrowers shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis with respect to Parent and its Subsidiaries, a ratio of unrestricted cash and Cash Equivalents, maintained at Bank and Bank’s Affiliates plus Eligible Accounts to Obligations of at least 1.50 to 1.00.

(b) Minimum Quarterly EBITDA. Borrowers shall maintain at all times, to be tested as of the last day of each quarter, on a consolidated basis with respect to Parent and its Subsidiaries, a minimum EBITDA of at least the following amounts for the respective quarters:

Fiscal Quarter	Minimum Quarterly EBITDA
Period from April 1. 2009 through June 30, 2009	($1,200,000)
Period from July 1, 2009 September 30, 2009	($300,000)
Period from October 1, 2009 through December 31, 2009 and each quarter thereafter	$350,000

2.5 Section 13.1 (Definitions). The following definitions are amended and restated in its entirety with the following:

“Borrowing Base” is Two Million Dollars ($2,000,000) plus eighty percent (80%) of Eligible Accounts, as determined by Bank from Borrowers’ most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate; provided however, in no event shall the Prime Rate be less than 4.00%.

“Revolving Line” is an Advance or Advances in an aggregate amount of up to Six Million Dollars ($6,000,000) outstanding at any time.

“Revolving Line Maturity Date” is June 12, 2010.

The definitions of “Quick Assets” and “Tangible Net Worth” are hereby deleted.

2.6 Section 13.1 (Definitions). The following definition is hereby added in its respective alphabetical order:

“EBITDA” means (a) Net Income, plus (b) interest expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation and amortization, plus (d) income tax expense, each on a consolidated basis with respect to the Parent.

2.7 Exhibit C of the Loan Agreement. Exhibit C (Borrowing Base Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit A attached hereto.

2.8 Exhibit D of the Loan Agreement. Exhibit D (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit B attached hereto.

3. BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) each Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation or articles of incorporation (as applicable), bylaws and other organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of each Borrower;

(e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Obligations. Each Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.

Each Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4. LIMITATION. The limited waiver and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or, except for the limited waiver amendments provided herein, to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) except for the limited waiver and amendments provided herein, to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5. EFFECTIVENESS. This Amendment shall become effective upon (a) the receipt by Bank of this Amendment duly executed by Borrowers, (b) Bank’s receipt of amendment fee of $15,000, and (c) payment by Borrowers of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

8. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS:

SUNRISE TELECOM INCORPORATED

By	/S/ RICHARD D. KENT
Name:	Richard D. Kent
Title:	CFO

SUNRISE TELECOM BROADBAND INC.

By	/S/ RICHARD D. KENT
Name:	Richard D. Kent
Title:	Director

BANK:

SILICON VALLEY BANK

By	/S/ RAY AGUILAR
Name:	Ray Aguilar
Title:	RM

Effective Date: 6/12/2009

EXHIBIT A

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers: Sunrise Telecom Incorporated/Sunrise Telecom Broadband Inc.

Lender: Silicon Valley Bank

Commitment Amount: $6,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of	$
2. Additions (please explain on reverse)	$
3. TOTAL ACCOUNTS RECEIVABLE	$
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$
5. Balance of 50% over 90 day accounts	$
6. Credit balances over 90 days	$
7. Concentration Limits	$
8. Foreign Accounts (other than Eligible Foreign Accounts)	$
9. Governmental Accounts	$
10. Contra Accounts	$
11. Promotion or Demo Accounts	$
12. Intercompany/Employee Accounts	$
13. Disputed Accounts	$
14. Deferred Revenue	$
15. Other (please explain on reverse)	$
16. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
17. Eligible Accounts (#3 minus #16)	$
18. ELIGIBLE AMOUNT OF ACCOUNTS (80% of #17)	$
BALANCES
19. Maximum Loan Amount	$
20. Total Funds Available [Lesser of (a) #18 plus $2,000,000 or (b) #19]	$
21. Present balance owing on Line of Credit	$
22. Outstanding under Sublimits	$
23. RESERVE POSITION (#20 minus #21 and #22)	$

A-1

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY

COMMENTS:		Received by:
AUTHORIZED SIGNER
Date:
By:		Verified:
	Authorized Signer		AUTHORIZED SIGNER
Date:		Date:
Compliance Status: Yes No

A-2

EXHIBIT B

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM:

The undersigned authorized officer of                      (“Borrowers”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (1) Borrowers are in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrowers, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrowers have not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly and quarterly financial statements with Compliance Certificate	Monthly and quarterly within 45 days (Compliance Certificate within 30 days)	Yes No

Annual financial projections	FYE within 45 days	Yes No

10-Q, 10-K and 8-K (see 6.2(a))	Within 5 days after filing with SEC, but not later than 50 days after each quarter and 90 days after each FYE	Yes No

Borrowing Base Certificate and Deferred Revenue Report	Monthly within 30 days when Credit Extensions in excess of $500,000 are outstanding;	Yes No

A/R & A/P Agings	A/R and A/P agings monthly within 45 days	Yes No

Cash Balance Report	Monthly within 45 days	Yes No

Financial Covenant	Required	Actual		Complies
Maintain:

On a monthly basis, minimum Liquidity Ratio	1.50:1.00		:1.00	Yes No

On a quarterly basis, minimum EBITDA	April 1, 2009 through June 30, 2009 ($1,200,000) July 1, 2009 through September 30, 2009 ($300,000) October 1, 2009 through December 31, 2009 And each quarter thereafter $350,000	$		Yes No

B-1

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Sunrise Telecom Incorporated	BANK USE ONLY
Sunrise Telecom Broadband Inc.

Received by:
AUTHORIZED SIGNER
By:	Date:
Name:
Title:	Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

B-2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

Dated:

I.	Liquidity Ratio (Section 6.7(a))

Required: Parent shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis with respect to Parent and its Subsidiaries, a ratio of Quick Assets to Obligations of at least 1.50 to 1.00.

Required: 1.50:1.00

Actual:

A. Aggregate value of the unrestricted cash and cash equivalents, in each case maintained at Bank and Bank’s Affiliates	$
B. Aggregate value of Eligible Accounts	$
C. Sum of lines A through B	$
D. Aggregate value of Obligations to Bank	$
E. Liquidity Ratio (line C divided by line D)		_____

Is line E equal to or greater than 1.50:1:00?

No, not in compliance	Yes, in compliance

II.	Minimum Quarterly EBITDA (Section 6.7(b))

Required: Borrowers shall maintain at all times, to be tested as of the last day of each quarter, on a consolidated basis with respect to Parent and its Subsidiaries, a minimum EBITDA of at least the following amounts for the respective quarters:

Fiscal Quarter	Minimum Quarterly EBITDA
Period from April 1. 2009 through June 30, 2009	($1,200,000)
Period from July 1, 2009 September 30, 2009	($300,000)
Period from October 1, 2009 through December 31, 2009 and each quarter thereafter	$350,000

Actual:

A. Net Income	$
B. interest expense	$
C. to the extent deducted in the calculation of Net Income, depreciation and amortization	$
D. income tax expense	$
E. Sum of A plus B plus C plus D for such quarter	$

Is line E equal to or greater than the amounts required above?

No, not in compliance	Yes, in compliance

Schedule 1